Share-Based Compensation - Schedule of Restricted Share Unit and Performance Stock Unit Awards (Details) - Restricted Share Unit And Performance Stock Unit Awards [Member] - USD ($)
$ / shares in Units, shares in Millions, $ in Millions
12 Months Ended
	Dec. 31, 2017		Dec. 31, 2016	Dec. 31, 2015
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Units Issued	1.4	[1]	0.0	0.0
Weighted Average Grant Date Fair Value Per Unit	$ 47.16	[1]	$ 0.00	$ 0.00
Fair Value vested	$ 1		$ 0	$ 0

[1]	This number excludes 0.2 million performance stock units, which represent the maximum number of common units that would be issued if the maximum level of performance under the target awards amount is achieved.